UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 3, 2016

Talen Energy Corporation (Exact name of registrant as specified in its charter)
Delaware	1-37388	47-1197305
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

835 Hamilton Street, Suite 150, Allentown, PA 18101-1179
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (888) 211-6011

Talen Energy Supply, LLC (Exact name of registrant as specified in its charter)
Delaware	1-32944	23-3074920
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

835 Hamilton Street, Suite 150, Allentown, PA 18101-1179
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (888) 211-6011
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On June 9, 2016, Talen Energy Corporation (the “Company”) filed a Current Report on Form 8-K, including, among other items, Item 5.02 to report the authorization given to the Company’s management by the Compensation, Governance and Nominating Committee of the Board of Directors of the Company to enter into a retention agreement with James E. Schinski, Senior Vice President and Chief Administrative Officer of the Company. The Company is filing this Form 8-K/A (Amendment No. 1) to the aforementioned Form 8-K to include as an exhibit Mr. Schinski’s executed retention agreement, which was executed on June 20, 2016. The other items disclosed on the initial Form 8-K filing remain unchanged.

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Retention Agreement

As previously reported, on June 2, 2016, Talen Energy Corporation (the “Company”) entered into an Agreement and Plan of Merger among the Company, RPH Parent LLC, SPH Parent LLC, CRJ Parent LLC and RJS Merger Sub Inc. (the “Merger Agreement”).

On June 3, 2016, the Compensation, Governance and Nominating Committee (“Committee”) of the Board of Directors of the Company authorized management of the Company to enter into a retention agreement with James E. Schinski, Senior Vice President and Chief Administrative Officer of the Company. The Committee established the following parameters for the retention agreement: (1) the retention bonus shall not exceed his annualized base salary of $400,000; (2) the retention bonus shall be payable upon the earlier to occur of (i) the closing of the merger as per the terms of the Merger Agreement and (ii) September 2, 2017; and (3) the payment of the retention bonus shall be conditioned upon Mr. Schinski’s execution of a release of claims in a form satisfactory to the Company. Mr. Schinski’s retention agreement, which was executed on June 20, 2016, is included as Exhibit 10.1 hereto and is incorporated herein by reference.

Suspension of Stock Matching Program

On June 3, 2016, following the execution of the Merger Agreement, the Committee suspended the stock matching program (the “Program”) it had previously approved on December 21, 2015. While active, the Program was applicable to certain employees (“Participants”), including the Company’s named executive officers. Under the Program, the Company committed to match shares of Company common stock purchased by a Participant on the open market from June 1, 2015 through March 31, 2018 with grants of restricted stock units (“RSUs”) under the Talen Energy 2015 Stock Incentive Plan. In view of the Company’s entry into the Merger Agreement, the Committee suspended the Program until the related merger either closes or is terminated pursuant to the terms of the Merger Agreement. To the extent a Participant purchased any shares of common stock under the Program prior to June 2, 2016, such purchased shares remain eligible to be matched with grants of RSUs per the terms of the Program.

Section 8 - Other Events

Item 8.01 Other Events.

On June 7, 2016, the Company, an indirect parent company of Talen Energy Supply, LLC (together with the Company, “Talen Energy”), issued a press release regarding its decision to enable a co-firing capability at its Montour plant so that it can operate on coal, natural gas or in combination. The estimated capital expenditure for plant modifications is approximately $70 million with additional pipeline expenses and payments to be made to the third party constructing the pipeline and regulating and related metering station. Based on obtaining all necessary permitting and regulatory approval, the anticipated completion date is the second quarter of 2018. A copy of the press release, which is attached to this Form 8-K as Exhibit 99.1, is incorporated herein by reference.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits
	10.1	Retention Agreement dated June 20, 2016 with James E. Schinski
	99.1	June 7, 2016 Press Release*

*Previously filed with the initial Form 8-K filing on June 9, 2016

Forward-Looking Statements

Statements contained herein, including statements with respect to future capacity revenues, are "forward looking statements" within the meaning of the federal securities laws. These statements often include such words as "believe," "expect," "anticipate," "intend," "plan," "estimate," "target," "project," "forecast," "seek," "will," "may," "should," "could," "would" or similar expressions. Although Talen Energy believes that the expectations and assumptions reflected in these forward-looking statements are reasonable, these statements are subject to a number of risks and uncertainties, and actual results may differ materially from the results discussed in the statements. Among the important factors that could cause actual results to differ materially from the forward-looking statements are: adverse economic conditions; changes in commodity prices and related costs; the effectiveness of Talen Energy's risk management techniques, including hedging; accounting interpretations and requirements that may impact reported results; operational, price and credit risks in the wholesale and retail electricity markets; Talen Energy's ability to forecast the actual load needed to perform full-requirements sales contracts; weather conditions affecting generation, customer energy use and operating costs and revenues; disruptions in fuel supply; circumstances that may impact the levels of coal inventory that are held; the performance of transmission facilities and any changes in the structure and operation of, or the pricing limitations imposed by, the RTOs and ISOs that operate those facilities; blackouts due to disruptions in neighboring interconnected systems; competition; federal and state legislation and regulation; costs of complying with environmental and related worker health and safety laws and regulations; the impacts of climate change; the availability and cost of emission allowances; changes in legislative and regulatory policy; security and safety risks associated with nuclear generation; Talen Energy's level of indebtedness; the terms and conditions of debt instruments that may restrict Talen Energy's ability to operate its business; the performance of Talen Energy's subsidiaries and affiliates, on which its cash flow and ability to meet its debt obligations largely depend; the risks inherent with variable rate indebtedness; disruption in financial markets; Talen Energy's ability to access capital markets; acquisition or divestiture activities, and Talen Energy's ability to realize expected synergies and other benefits from such business transactions, including in connection with the completed MACH Gen acquisition; changes in technology; any failure of Talen Energy's facilities to operate as planned, including in connection with scheduled and unscheduled outages; Talen Energy's ability to optimize its competitive power generation operations and the costs associated with any capital expenditures, including the Brunner Island dual-fuel project; significant increases in operation and maintenance expenses; the loss of key personnel, the ability to hire and retain qualified employees and the impact of collective labor bargaining negotiations; war, armed conflicts or terrorist attacks, including cyber-based attacks; risks associated with federal and state tax laws and regulations; any determination that the transaction that formed Talen Energy does not qualify as a tax-free distribution under the Internal Revenue Code; Talen Energy's ability to successfully integrate the RJS Power businesses and to achieve anticipated synergies and cost savings as a result of the spinoff transaction and combination with RJS Power; costs of complying with reporting requirements as a newly public company and any related risks of deficiencies in disclosure controls and internal control over financial reporting as a standalone entity; the ability of affiliates of Riverstone Holdings, LLC (“Riverstone”), to exercise influence over matters requiring Board of Directors and/or stockholder approval; and the announced merger transaction involving Talen Energy Corporation and Riverstone affiliates. Any such forward-looking statements should be considered in light of such important factors and in conjunction with Talen Energy's Form 10-K for the year ended December 31, 2015, its Form 10-Q for the quarter ended March 31, 2016 and its other reports on file with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the Registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TALEN ENERGY CORPORATION

By:	/s/ Jeremy R. McGuire
Jeremy R. McGuire Senior Vice President, Chief Financial Officer and Chief Accounting Officer

TALEN ENERGY SUPPLY, LLC

By:	/s/ Jeremy R. McGuire
Jeremy R. McGuire Senior Vice President, Chief Financial Officer and Chief Accounting Officer

Dated:  June 24, 2016